UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2019

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

TherapeuticsMD, Inc. (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an update to a slide included in the Company’s investor presentation originally furnished on January 8, 2019.  The update corrects a scrivener’s error in the slide by indicating that from launch through December 31st, 2018, IMVEXXY® has been dispensed to approximately 25,500 patients, not approximately 21,200 as indicated in the previously furnished slide.  The updated slide will be used, in whole or in part, and subject to modification, on January 9, 2019 and at subsequent meetings with investors or analysts.

The information in this Current Report on Form 8-K (including the exhibit) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
	Number	Description

	99.1	TherapeuticsMD, Inc. presentation update dated January 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2019	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer